EXHIBIT 99.2

CREDIT SUISSE	FIRST BOSTON	WAMMS 2004-RA4 MARKETING TERM SHEET	October 18, 2004 (212) 32500357

New Issue Backed by Seasoned Mortgage Loans

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual MSC Mortgage Pass-Through Certificates

Series 2004-RA4

$183,184,387

(Approximate)

LaSalle Bank National Association

Trustee

WaMu Capital Corp.
Credit Suisse First Boston LLC

Co-Underwriters

This information is furnished to you solely by Credit Suisse First Boston LLC and not by the issuer of the securities or any of its other affiliates.  Credit Suisse First Boston LLC is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Credit Suisse First Boston LLC and not by the issuer of the securities.  They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Credit Suisse First Boston LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersedes these Computational Materials and any matter discussed in this communication.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

2.

I. TRANSACTION SUMMARY - OFFERED CERTIFICATES

Class	Type	Expected Rating from S&P/Fitch	Original Balance ($)	Coupon	Scenario	Avg. Life (Yrs.)	Principal Window	Anticipated Initial Subordination	Related Group(s)
I-A	Senior/Pass-Through	AAA/AAA	$25,617,494	6.50%	45% CPR to Call	1.38	Nov 04 - Jan 11	2.50%	I
II-A	Senior/Pass-Through	AAA/AAA	$83,106,111	6.50%	50% CPR to Call	1.31	Nov 04 - Mar 10	2.50%	II
III-A	Senior/Pass-Through	AAA/AAA	$50,934,665	7.50%	55% CPR to Call	1.15	Nov 04 - June 09	2.50%	III
R	Senior/Residual	AAA/AAA	$100	6.50%	45% CPR to Call	0.07	Nov 04 - Nov 04	2.50%	I

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2004.  For structure purposes relating to the offered and non-offered certificates, the balances are as of September 1 with a 1 month roll assumed.  The Cut-Off Date for WAMMS 2004-RA4 will be October 1, 2004 and will reflect any unscheduled principal payments or prepayments in full received on or prior to such date.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan group I, II, and III will equal the aggregate principal balance of the senior and Group C-B certificates.

I. TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES

Class	Type	Expected Rating from S&P/Fitch	Original Balance ($)	Coupon	Scenario	Avg. Life (Years)	Principal Window	Anticipated Initial Subordination	Related Groups
I-X	Senior/Interest Only	AAA/AAA	$917,739(1)	6.5%	45% CPR to Call	1.49	N/A	N/A	I
I-P	Senior/Principal Only	AAA/AAA	$1,646,921	0.00%	45% CPR to Call	1.45	Nov 04 - Jan 11	2.50%	I
A-X	Senior/Interest Only	AAA/AAA	$4,638,800(1)	6.5%	***	1.33	N/A	N/A	II, III
A-P	Senior/Principal Only	AAA/AAA	$5,127,662	0.00%	***	1.37	Nov 04 - Jan 11	2.50%	II, III
C-B-1	Subordinate/ WAC	AA/NR	$3,243,000	6.81%(2)	**	5.36	Nov 04 - Jan 11	0.6%	I, II, III
C-B-2	Subordinate/ WAC	A/NR	$341,000	6.81%(2)	**	5.36	Nov 04 - Jan 11	0.4%	I, II, III
C-B-3	Subordinate/ WAC	BBB/NR	$256,000	6.81%(2)	**	5.36	Nov 04 - Jan 11	0.25%	I, II, III
C-B-4	Subordinate/ WAC	BB/NR	$170,000	6.81%(2)	30% CPR to Maturity	7.89	Nov 04 - Feb 30	0.15%	I, II, III
C-B-5	Subordinate/ WAC	B/NR	$170,000	6.81%(2)	30% CPR to Maturity	7.89	Nov 04 - Feb 30	0.05%	I, II, III
C-B-6	Subordinate/ WAC	NR/NR	$87,513	6.81%(2)	30% CPR to Maturity	7.89	Nov 04 - Feb 30	0.00%	I, II, III

The 2 WAC IO classes (I-X and A-X), 2 WAC PO classes(I-P and A-P), and classes C-B-1-2-3-4-5 and -6 will not be offered certificates at this time, but may be offered at a future date.

** Group I 45% CPR to call, Group II 50% CPR to call, and Group III 55% CPR to call

***Group II 50% CPR to call and Group III 55% CPR to call

 ________________________________________

1.    Normalized notional amount

2. The initial pass-through rate on the Group C-B Certificates is projected to be approximately 6.81% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

II.  COLLATERAL SUMMARY

The information contained herein has been prepared solely for the use of Credit Suisse First Boston LLC and has not been independently verified by Credit Suisse First Boston LLC.  Accordingly, Credit Suisse First Boston LLC makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Credit Suisse First Boston LLC assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2004.  However, the deal structure is based on September balances with a 1 month roll assumption.

There are 3 loans that have balloon features, which have been grouped into Group I.  The adjusted remaining term, which is based off an actual original term of 360 months instead of 180 months, is considered for calculation purposes on these loans.

Loan group II: 30 year 6.50% p/t
Agg. Scheduled Balance	$95,024,126	WA Original LTV	73.51%
Avg. Scheduled Balance	$277,848	WA Current LTV*	69.06%
WAC	6.70%	WA Credit Score*	702
WAM	302	Full Doc	81.18%
Seasoning (months)	47	Limited Doc	6.17%
California Concentration	32.57%	Loan Count	342
Loan group I: 15 Year 6.50% P/t
Agg. Scheduled Balance	$29,748,517	WA Original LTV	69.21%
Avg. Scheduled Balance	$173,968	WA Current LTV*	46.51%
WAC	6.63%	WA Credit Score*	710
WAM	118	Full Doc	66.93%
Seasoning (months)	63	Limited Doc	12.99%
California Concentration	24.68%	Loan Count	171
Loan group III: 30 year 7.50% p/t
Agg. Scheduled Balance	$58,411,744	WA Original LTV	74.89%
Avg. Scheduled Balance	$218,771	WA Current LTV*	69.91%
WAC	7.89%	WA Credit Score*	662
WAM	289	Full Doc	66.05%
Seasoning (months)	62	Limited Doc	17.59%
California Concentration	25.69%	Loan Count	267

*Non-zero weighted averages

AGGReGATE Loan group I, II, III
Agg. Scheduled Balance	$183,184,387	WA Original LTV	73.25%
Avg. Scheduled Balance	$234,852	WA Current LTV*	65.65%
WAC	7.07%	WA Credit Score*	690
WAM	268	Full Doc	74.04%
Seasoning (months)	55	Limited Doc	10.92%
California Concentration	29.09%	Loan Count	780

*Non-zero weighted averages

III. transaction TERMS

Depositor:	Washington Mutual Mortgage Securities Corp.
Series Name:	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4.
Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC-).
Trustee:	LaSalle Bank National Association.
Lead Underwriter: Co-Underwriter:	WaMu Capital Corp. Credit Suisse First Boston LLC.
Cut-off Date:	October 1, 2004(Balances as of 9/1/2004, structure assumes 1 month roll)
Statistical Calculation Date:	October 1, 2004.
Closing Date:	On or about October 27, 2004.
Investor Settlement Date:	On or about October 29, 2004.
Offered Certificates:

Class I-A (the "Group I Certificates");

Class II-A Certificates (the "Group II Certificates");

Class III-A Certificates (the "Group III Certificates");

Class R Certificate ( the "Class R Certificates").

Non-Offered Certificates:

Class I-X and Class A-X (each a "Class X Certificate");

Class I-P and Class A-P (each a "Class P Certificate");

Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (the "Group C-B Certificates").

Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in November 2004.
Accrual Period:	For any distribution date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.
Delay Days:	24 days.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the mortgage loans, as of the related determination date is less than 1% of the aggregate principal balance as of the cut-off date, the master servicer may, but will not be required to purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates.

Certificate Ratings:	The Senior Certificates ratings agencies are TBD and the Group C-B Certificates ratings agencies are TBD.
ERISA Eligibility:

The Offered Certificates, other than the Class R Certificates, may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA:	When issued, the Senior Certificates and Class C-B-1 Certificates will, and the Class C-B-2 and Class C-B-3 Certificates will not, be "mortgage related securities" for the purposes of SMMEA.
Registration:	The Offered Certificates, other than the Class R Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.
Federal Tax Treatment:	The trust will make one or more REMIC elections.
Advances:

For any month, if the master servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the master servicer will advance its own funds to cover that shortfall.  However, the master servicer will not be required to make advances if it determines that those advances will not be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any distribution date, each loan group and only for prepayments in full, the master servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans in that loan group made from the 15th day of the calendar month preceding the Distribution Date to the last day of such month and (b) the applicable monthly master servicing fee payable to WMMSC with respect to that loan group, any reinvestment income realized by WMMSC, as master servicer, relating to payoffs on the mortgage loans in that group made during the prepayment period and interest payments on payoffs in that loan group received during the period of the first day through the 14th day of the month of the Distribution Date and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans.

Mortgage Loans:

The aggregate principal balance as of the Statistical Calculation Date of the 3 mortgage groups is approximately $183,184,387 and consists of approximately 780 fixed rate seasoned mortgage loans secured by first liens on residential properties.  As of the Statistical Calculation Date, 6.23% of the mortgage loans are 30-59 days delinquent, and 1.63% of the mortgage loans are 60-89 days delinquent.  As of the Statistical Calculation Date, approximately 4.00% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been 30 days delinquent exactly one time in the previous twelve months and approximately 6.55% of the mortgage loans, based on the aggregate principal balance as of the Statistical Calculation Date, are current but have been either (i) 30 days delinquent more than one time in the previous twelve months or (ii) more than 30 days delinquent in the previous twelve months.

The mortgage pool consists of three groups of mortgage loans, substantially all of which were sourced from WAMU Aged loans or the following terminated trusts:  Headlands Mortgage Securities Inc. ("HMSI") HMSI 1998-01, PNC Mortgage Securities Corp. ("PNCMS", "PNSMC") 1994-1, PNCMS 1994-3, PNCMS 1997-8, PNCMS 1998-1, PNCMS 1998-11, PNCMS 1998-6, PNCMS 2000-03, PNCMS 2000-08, PNCMS 2001-1,  Residential Asset Securitization Trust ("RAST") 1999-A1, RAST 1999-A5, Washington Mutual Mortgage Securities Corp. ("WMMSC")  2001-7, WMMSC 2001-8, Washington Mutual MSC Mortgage ("WAMMS") 2001-MS10, WAMMS 2001-MS11, WAMMS 2001-MS12, Washington Mutual ("WAMU") 2001-S8, WAMU 2001-S9, WAMU 2001-S10, and WAMU 2001-S11.

Group I is comprised of mortgage loans with an initial term to maturity of 15 years or less and Groups II and III are substantially comprised of mortgage loans with an initial term to maturity of up to 30 years.

Designation	Number of Mortgage Loans	Statistical Calculation Date Principal Balance
Group I	171	$29,748,517
Group II	342	$95,024,126
Group III	267	$58,411,744

For further collateral information, see "Collateral Summary" and "Collateral Details"

Priority of Distributions:	Distributions on the Offered Certificates will be made from available amounts in each loan group as follows:

Distribution of principal to the related Class P Certificates;

Distributions of interest to the related interest-bearing senior certificates, pro rata'

Distribution of principal to the Class R Certificate until its Certificate Principal Balance has been reduced to zero;

Distribution of principal to the remaining classes of related Senior Certificates entitled to principal; and

Reimbursement to the related Class P Certificates for losses previously allocated thereto.

Distribution to the Offered Subordinate Certificates in the following order; Interest to the Class C-B-1; Principal to the Class C-B-1;Interest to the Class C-B-2; Principal to the Class C-B-2; Interest to the Class C-B-3; and Principal to the Class C-B-3

Distribution of Principal:

The holders of the senior certificates of each group, other than the Class X and Class P Certificates, will be entitled to receive on each distribution date, to the extent of the portion of the related available distribution amount for such group remaining after the distribution of the related senior interest distribution amount and the related Class P distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount.  This amount is generally equal to the related senior percentage of scheduled payments, senior prepayment percentage of prepayments and a portion of the liquidation proceeds.

The holders of each class of Group C-B Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available from each loan group, after payments of interest and principal to the related senior certificates and any class of Group C-B Certificates with a higher payment priority, and after payments of interest to that class of Group C-B Certificates.

Credit Enhancement:

The Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates receive distributions of interest or principal.  In addition, all principal prepayments and other unscheduled payments of principal from each loan group will be allocated to the related Senior Certificates during the first five years after the closing date.  A disproportionately large, but decreasing, portion of principal prepayments and other unscheduled payments of principal will be allocated to the related Senior Certificates during the next four years.

All mortgagor prepayments not otherwise distributable to the related Senior Certificates will be allocated on a pro rata basis among the class of Group C-B Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Group C-B Certificates for which certain subordination levels established for that class in the pooling and servicing agreement have not been exceeded.  The related subordination level on any distribution date would be satisfied as to any class of Group C-B Certificates, only if the sum of the current percentage interests in the mortgage pool evidenced by each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by each class subordinate thereto.

Allocation of Realized Losses:

Losses will be allocated in full first to the Group C-B Certificates in reverse alphanumeric order.  If a loss is recognized on a Class P Mortgage Loan, the Class P fraction of the principal portion of that loss will be allocated to the related class of Class P Certificates.  If the certificate principal balances of the Subordinate Certificates have been reduced to zero, losses on the mortgage loans in a loan group will be allocated among the related Senior Certificates, as more fully described in the prospectus supplement.

Investors in the Senior Certificates should be aware that because the Group C-B Certificates represent interests in all loan groups, the certificate principal balances of the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the mortgage loans in one loan group.

The information contained herein has been prepared solely for the use of Credit Suisse First Boston LLC and has not been independently verified by Credit Suisse First Boston LLC.  Accordingly, Credit Suisse First Boston LLC makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Credit Suisse First Boston LLC assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2004.

There are 3 loans that have balloon features, which have been grouped into Group I.  The adjusted remaining term, which is based off an actual original term of 360 months instead of 180 months, is considered for calculation purposes on these loans.

IV.                 Collateral details:  aggregate collateral tableS

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	226	37,074,726	20.24	164,047	70.41
621 - 639	55	12,614,902	6.89	229,362	70.46
640 - 659	44	10,793,303	5.89	245,302	69.05
660 - 679	48	14,039,101	7.66	292,481	65.91
680 - 699	53	13,862,750	7.57	261,561	70.71
700 - 719	60	19,039,416	10.39	317,324	64.66
720 - 739	63	16,141,627	8.81	256,216	63.64
740 - 759	66	20,793,869	11.35	315,059	61.38
760 - 779	82	22,343,461	12.20	272,481	62.00
780 - 799	62	12,862,725	7.02	207,463	57.66
800 >=	21	3,618,509	1.98	172,310	60.37
Total:	780	183,184,387	100.00	234,852	65.65

Mortgage Rates

Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	11	1,747,414	0.95	158,856	695	57.39
5.000 - 5.499	20	5,723,627	3.12	286,181	716	67.02
5.500 - 5.999	42	10,309,417	5.63	245,462	712	68.16
6.000 - 6.499	86	15,072,249	8.23	175,259	710	64.86
6.500 - 6.999	167	37,962,343	20.72	227,319	710	61.69
7.000 - 7.499	206	66,485,649	36.29	322,746	694	65.21
7.500 - 7.999	101	29,992,905	16.37	296,959	676	68.57
8.000 - 8.499	31	4,674,081	2.55	150,777	607	71.97
8.500 - 8.999	32	5,269,343	2.88	164,667	620	73.28
9.000 - 9.499	21	2,642,859	1.44	125,850	597	69.81
9.500 - 9.999	22	1,658,441	0.91	75,384	577	74.95
10.000 - 10.499	8	452,579	0.25	56,572	565	78.23
10.500 - 10.999	17	735,173	0.40	43,245	672	55.33
11.000 - 11.499	2	105,601	0.06	52,801	661	41.72
11.500 - 11.999	3	96,204	0.05	32,068	629	61.05
12.000 - 12.499	3	104,165	0.06	34,722	590	62.47
12.500 - 12.999	1	14,698	0.01	14,698	754	24.50
13.000 - 13.499	3	66,248	0.04	22,083	647	41.15
13.500 - 13.999	2	34,874	0.02	17,437	664	36.61
14.000 >=	2	36,517	0.02	18,258	622	44.42
Total:	780	183,184,387	100.00	234,852	690	65.65

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	204	10,071,242	5.50	49,369	646	67.48
100,000.01 - 200,000.00	141	14,964,317	8.17	106,130	656	69.67
200,000.01 - 300,000.00	75	15,262,737	8.33	203,503	656	69.52
300,000.01 - 400,000.00	177	54,745,320	29.89	309,296	691	67.85
400,000.01 - 500,000.00	100	39,028,104	21.31	390,281	704	64.21
500,000.01 - 600,000.00	36	18,243,179	9.96	506,755	698	67.14
600,000.01 - 700,000.00	21	11,760,461	6.42	560,022	703	63.18
700,000.01 - 800,000.00	6	3,600,148	1.97	600,025	709	58.91
800,000.01 - 900,000.00	6	4,346,504	2.37	724,417	715	47.94
900,000.01 - 1,000,000.00	7	5,904,341	3.22	843,477	708	58.37
1,000,000.01 - 1,100,000.00	4	1,745,169	0.95	436,292	702	52.05
1,100,000.01 - 1,200,000.00	2	2,229,360	1.22	1,114,680	749	55.79
1,200,000.01 - 1,300,000.00	1	1,283,505	0.70	1,283,505	742	59.75
Total:	780	183,184,387	100.00	234,852	690	65.65

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	123	32,319,825	17.64	262,763	712	43.75
60.001 - 65.000	30	9,964,368	5.44	332,146	681	57.21
65.001 - 70.000	85	23,598,440	12.88	277,629	698	62.27
70.001 - 75.000	104	28,352,860	15.48	272,624	708	64.04
75.001 - 80.000	231	59,199,151	32.32	256,273	688	71.29
80.001 - 85.000	15	3,197,358	1.75	213,157	684	79.36
85.001 - 90.000	78	14,956,949	8.16	191,756	653	83.35
90.001 - 95.000	56	6,261,238	3.42	111,808	626	84.98
95.001 >=	58	5,334,201	2.91	91,969	648	92.38
Total:	780	183,184,387	100.00	234,852	690	65.65

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.00	308	58,132,066	31.73	188,740	707
60.01 - 65.00	60	17,094,550	9.33	284,909	693
65.01 - 70.00	85	23,359,407	12.75	274,817	697
70.01 - 75.00	98	30,022,425	16.39	306,351	689
75.01 - 80.00	99	31,365,091	17.12	316,819	685
80.01 - 85.00	37	6,115,441	3.34	165,282	648
85.01 - 90.00	44	9,586,028	5.23	217,864	653
90.01 - 95.00	25	4,313,654	2.35	172,546	643
95.01 >=	24	3,195,725	1.74	133,155	636
Total:	780	183,184,387	100.00	234,852	690

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	149	53,296,801	29.09	357,697	711	62.40
NY	94	21,942,948	11.98	233,436	677	64.42
WA	95	13,918,601	7.60	146,512	713	64.29
TX	79	11,345,367	6.19	143,612	647	66.39
FL	44	8,123,985	4.43	184,636	682	64.02
NJ	28	6,424,580	3.51	229,449	679	56.32
VA	16	5,235,978	2.86	327,249	695	58.33
GA	18	5,005,148	2.73	278,064	670	72.75
OR	29	4,975,166	2.72	171,557	717	75.16
IL	16	4,945,089	2.70	309,068	677	78.01
Other	212	47,970,725	26.19	226,277	680	69.42
Total:	780	183,184,387	100.00	234,852	690	65.65

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	71	9,582,741	5.23	134,968	690	42.40
Cash Out Refinance	146	44,189,428	24.12	302,667	691	63.94
Construction	31	5,324,938	2.91	171,772	748	68.89
Home Improvement	8	1,449,687	0.79	181,211	601	68.60
Purchase	386	80,158,083	43.76	207,663	685	70.56
Rate/Term Refinance	138	42,479,510	23.19	307,823	696	62.70
Total:	780	183,184,387	100.00	234,852	690	65.65

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	471	135,634,687	74.04	287,972	698	67.15
No Doc/NINA	13	1,703,116	0.93	131,009	625	91.38
No Ratio/NORA	7	1,959,689	1.07	279,956	657	66.80
Other	230	23,887,172	13.04	103,857	668	54.52
Reduced Doc/Low Doc/Express/Stated	59	19,999,723	10.92	338,978	666	66.37
Total:	780	183,184,387	100.00	234,852	690	65.65

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	27	2,565,632	1.40	95,023	664	68.20
Investor Property	38	4,265,677	2.33	112,255	700	66.95
Primary Residency	688	169,202,009	92.37	245,933	689	65.92
Second/Vacation Home	27	7,151,069	3.90	264,854	724	57.71
Total:	780	183,184,387	100.00	234,852	690	65.65

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	8	1,419,840	0.78	177,480	671	72.43
2-4 Family	46	11,396,276	6.22	247,745	697	72.80
Condominium	36	5,433,036	2.97	150,918	717	66.84
Housing Cooperative	7	600,716	0.33	85,817	713	51.04
PUD	50	20,162,924	11.01	403,258	697	67.15
Single Family Residence	633	144,171,595	78.70	227,759	688	64.84
Total:	780	183,184,387	100.00	234,852	690	65.65

Seasoning

Seasoning (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	98	25,432,335	13.88	259,514	686	75.71
25 - 36	73	25,366,918	13.85	347,492	700	66.08
37 - 48	175	67,621,318	36.91	386,408	702	67.04
49 - 60	28	4,612,036	2.52	164,716	639	71.62
61 - 72	46	7,604,987	4.15	165,326	670	66.73
73 - 84	102	27,267,737	14.89	267,331	675	62.63
85 - 96	14	1,281,515	0.70	91,537	627	75.74
97 >=	244	23,997,541	13.10	98,351	686	51.90
Total:	780	183,184,387	100.00	234,852	690	65.65

Original Term

Original Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
73 - 84	1	121,044	0.07	121,044	0	40.35
97 - 108	1	36,017	0.02	36,017	760	13.96
109 - 120	2	377,294	0.21	188,647	788	36.72
121 - 132	3	239,506	0.13	79,835	738	45.80
133 - 144	3	279,961	0.15	93,320	747	52.19
145 - 156	2	121,280	0.07	60,640	774	12.24
157 - 168	5	216,627	0.12	43,325	758	22.81
169 - 180	154	28,356,788	15.48	184,135	707	46.99
181 - 192	5	172,804	0.09	34,561	712	25.20
193 - 204	4	211,946	0.12	52,986	760	24.87
205 - 216	2	147,785	0.08	73,892	749	47.02
217 - 228	1	41,999	0.02	41,999	778	17.14
229 - 240	8	1,322,249	0.72	165,281	677	63.70
241 - 252	1	47,203	0.03	47,203	795	62.52
253 - 264	1	18,565	0.01	18,565	712	34.38
277 - 288	2	420,442	0.23	210,221	767	59.69
289 - 300	3	555,001	0.30	185,000	581	63.25
301 - 312	4	226,478	0.12	56,619	741	55.43
313 - 324	2	138,354	0.08	69,177	668	45.06
325 - 336	4	332,869	0.18	83,217	672	68.90
337 - 348	14	4,204,303	2.30	300,307	733	67.28
349 - 360	551	144,472,068	78.87	262,200	685	69.75
373 - 384	3	510,297	0.28	170,099	625	83.05
385 - 396	1	147,031	0.08	147,031	688	68.39
397 - 408	2	322,966	0.18	161,483	728	53.91
445 - 456	1	143,511	0.08	143,511	711	66.75
Total:	780	183,184,387	100.00	234,852	690	65.65

Net Mortgage Rates

Net Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	22	4,737,507	2.59	215,341	709	63.22
5.000 - 5.499	33	8,571,217	4.68	259,734	723	65.59
5.500 - 5.999	77	15,029,294	8.20	195,186	693	69.55
6.000 - 6.499	140	28,459,142	15.54	203,280	715	60.64
6.500 - 6.999	219	64,884,941	35.42	296,278	700	63.92
7.000 - 7.499	128	42,066,072	22.96	328,641	676	68.16
7.500 - 7.999	42	7,694,713	4.20	183,207	654	72.01
8.000 - 8.499	30	5,389,135	2.94	179,638	627	74.00
8.500 - 8.999	21	2,561,914	1.40	121,996	590	65.71
9.000 - 9.499	20	1,769,778	0.97	88,489	568	77.19
9.500 - 9.999	14	771,548	0.42	55,111	573	71.63
10.000 - 10.499	15	640,834	0.35	42,722	671	52.97
10.500 - 10.999	5	255,586	0.14	51,117	660	55.12
11.000 - 11.499	2	58,629	0.03	29,315	632	61.05
11.500 - 11.999	4	141,740	0.08	35,435	603	62.47
12.000 - 12.499	1	14,698	0.01	14,698	754	24.50
12.500 - 12.999	3	66,248	0.04	22,083	647	41.15
13.000 - 13.499	2	34,874	0.02	17,437	664	36.61
14.000 >=	2	36,517	0.02	18,258	622	44.42
Total:	780	183,184,387	100.00	234,852	690	65.65

Remaining Term

Remaining Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	183	17,388,256	9.49	95,018	711	37.69
121 - 132	8	1,245,000	0.68	155,625	734	49.63
133 - 144	29	8,257,933	4.51	284,756	698	52.13
145 - 156	20	2,817,727	1.54	140,886	709	56.12
157 - 168	21	4,349,393	2.37	207,114	689	62.27
169 - 180	14	1,910,138	1.04	136,438	708	62.08
181 - 192	4	790,444	0.43	197,611	725	59.93
193 - 204	4	673,598	0.37	168,399	714	65.68
205 - 216	10	1,834,881	1.00	183,488	702	58.59
217 - 228	19	3,896,164	2.13	205,061	672	67.80
229 - 240	24	5,311,183	2.90	221,299	675	60.13
241 - 252	18	2,949,155	1.61	163,842	708	69.03
253 - 264	40	5,373,628	2.93	134,341	683	67.08
265 - 276	15	3,870,508	2.11	258,034	650	65.77
277 - 288	66	18,411,495	10.05	278,962	670	71.64
289 - 300	22	5,163,031	2.82	234,683	654	76.32
301 - 312	39	11,313,238	6.18	290,083	686	64.08
313 - 324	126	50,853,139	27.76	403,596	695	69.59
325 - 336	45	18,260,490	9.97	405,789	704	70.76
337 - 348	25	6,874,551	3.75	274,982	675	76.62
349 - 360	48	11,640,435	6.35	242,509	682	80.53
Total:	780	183,184,387	100.00	234,852	690	65.65

V.                   Collateral details:  group 1 collateral tableS

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	28	3,654,842	12.29	130,530	50.76
621 - 639	10	1,859,600	6.25	185,960	43.35
640 - 659	6	2,003,423	6.73	333,904	57.92
660 - 679	6	2,068,079	6.95	344,680	43.55
680 - 699	9	1,552,473	5.22	172,497	48.26
700 - 719	14	3,238,769	10.89	231,341	48.04
720 - 739	20	4,215,112	14.17	210,756	48.01
740 - 759	20	4,540,562	15.26	227,028	51.47
760 - 779	26	3,102,802	10.43	119,339	39.87
780 - 799	24	3,023,009	10.16	125,959	34.19
800 >=	8	489,847	1.65	61,231	36.49
Total:	171	29,748,517	100.00	173,968	46.51

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	3	775,386	2.61	258,462	758	45.81
5.000 - 5.499	11	2,700,058	9.08	245,460	712	64.08
5.500 - 5.999	12	1,785,117	6.00	148,760	725	53.25
6.000 - 6.499	29	3,736,686	12.56	128,851	734	42.58
6.500 - 6.999	62	10,366,571	34.85	167,203	713	41.12
7.000 - 7.499	34	7,412,691	24.92	218,020	709	45.07
7.500 - 7.999	10	2,074,200	6.97	207,420	660	53.23
8.000 - 8.499	2	188,112	0.63	94,056	615	36.54
8.500 - 8.999	4	298,154	1.00	74,538	555	59.84
9.000 - 9.499	3	241,397	0.81	80,466	566	53.93
9.500 - 9.999	1	170,146	0.57	170,146	0	73.34
Total:	171	29,748,517	100.00	173,968	710	46.51

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	32	1,232,943	4.14	38,529	703	43.03
100,000.01 - 200,000.00	38	3,017,346	10.14	79,404	694	50.02
200,000.01 - 300,000.00	22	2,666,003	8.96	121,182	709	43.70
300,000.01 - 400,000.00	36	7,496,205	25.20	208,228	699	48.47
400,000.01 - 500,000.00	24	7,243,394	24.35	301,808	724	43.89
500,000.01 - 600,000.00	3	846,661	2.85	282,220	657	43.53
600,000.01 - 700,000.00	6	2,726,434	9.16	454,406	721	58.62
700,000.01 - 800,000.00	2	749,183	2.52	374,592	737	43.51
800,000.01 - 900,000.00	3	1,976,072	6.64	658,691	704	47.65
900,000.01 - 1,000,000.00	2	1,114,663	3.75	557,332	715	27.61
1,000,000.01 - 1,100,000.00	3	679,611	2.28	226,537	759	40.85
Total:	171	29,748,517	100.00	173,968	710	46.51

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	41	8,500,661	28.58	207,333	715	35.72
60.001 - 65.000	10	1,773,179	5.96	177,318	717	45.97
65.001 - 70.000	27	4,339,865	14.59	160,736	672	48.20
70.001 - 75.000	34	7,390,910	24.84	217,380	720	51.46
75.001 - 80.000	47	6,137,061	20.63	130,576	715	52.39
85.001 - 90.000	6	858,316	2.89	143,053	685	66.10
90.001 - 95.000	2	43,896	0.15	21,948	736	46.48
95.001 >=	4	704,629	2.37	176,157	755	40.88
Total:	171	29,748,517	100.00	173,968	710	46.51

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.00	146	23,052,997	77.49	157,897	711
60.01 - 65.00	11	3,123,395	10.50	283,945	711
65.01 - 70.00	7	2,236,541	7.52	319,506	728
70.01 - 75.00	1	170,146	0.57	170,146	0
75.01 - 80.00	4	670,425	2.25	167,606	640
80.01 - 85.00	2	495,013	1.66	247,507	697
Total:	171	29,748,517	100.00	173,968	710

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	22	7,341,940	24.68	333,725	716	43.99
NY	29	5,274,605	17.73	181,883	708	45.15
FL	11	2,579,077	8.67	234,462	713	46.02
WA	34	2,341,042	7.87	68,854	748	42.49
NJ	12	1,691,051	5.68	140,921	696	30.05
TX	10	1,687,990	5.67	168,799	676	45.31
OR	7	820,172	2.76	117,167	762	61.10
GA	3	766,271	2.58	255,424	752	60.56
VA	3	692,472	2.33	230,824	716	52.27
AR	2	677,341	2.28	338,670	743	52.76
Other	38	5,876,557	19.75	154,646	681	52.53
Total:	171	29,748,517	100.00	173,968	710	46.51

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	39	3,836,280	12.90	98,366	701	26.02
Cash Out Refinance	33	6,124,035	20.59	185,577	686	53.49
Construction	11	1,120,127	3.77	101,830	759	57.15
Home Improvement	3	308,287	1.04	102,762	723	38.85
Purchase	55	8,853,493	29.76	160,973	722	47.37
Rate/Term Refinance	30	9,506,295	31.96	316,877	710	48.49
Total:	171	29,748,517	100.00	173,968	710	46.51

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	92	19,909,867	66.93	216,412	713	48.70
No Doc/NINA	3	231,238	0.78	77,079	657	63.21
No Ratio/NORA	1	154,915	0.52	154,915	559	82.02
Other	60	5,587,714	18.78	93,129	706	28.20
Reduced Doc/Low Doc/Express/Stated	15	3,864,783	12.99	257,652	706	59.30
Total:	171	29,748,517	100.00	173,968	710	46.51

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Investor Property	7	436,089	1.47	62,298	729	44.04
Primary Residency	156	27,554,510	92.62	176,631	708	47.09
Second/Vacation Home	8	1,757,918	5.91	219,740	734	38.04
Total:	171	29,748,517	100.00	173,968	710	46.51

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
2-4 Family	8	1,462,608	4.92	182,826	729	53.07
Condominium	7	671,601	2.26	95,943	722	64.29
Housing Cooperative	3	456,422	1.53	152,141	742	46.95
PUD	10	3,431,463	11.53	343,146	687	51.09
Single Family Residence	143	23,726,423	79.76	165,919	711	44.94
Total:	171	29,748,517	100.00	173,968	710	46.51

Seasoning

Seasoning (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	13	3,927,008	13.20	302,078	705	61.97
25 - 36	14	2,146,047	7.21	153,289	729	57.63
37 - 48	25	8,876,333	29.84	355,053	704	50.96
49 - 60	5	494,479	1.66	98,896	645	60.54
61 - 72	12	997,998	3.35	83,166	749	45.06
73 - 84	34	7,221,205	24.27	212,388	709	46.22
85 - 96	1	66,919	0.22	66,919	789	44.03
97 >=	67	6,018,529	20.23	89,829	712	25.37
Total:	171	29,748,517	100.00	173,968	710	46.51

Original Term

Original Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
73 - 84	1	121,044	0.41	121,044	0	40.35
97 - 108	1	36,017	0.12	36,017	760	13.96
109 - 120	2	377,294	1.27	188,647	788	36.72
121 - 132	3	239,506	0.81	79,835	738	45.80
133 - 144	3	279,961	0.94	93,320	747	52.19
145 - 156	2	121,280	0.41	60,640	774	12.24
157 - 168	5	216,627	0.73	43,325	758	22.81
169 - 180	154	28,356,788	95.32	184,135	707	46.99
Total:	171	29,748,517	100.00	173,968	710	46.51

Net Mortgage Rates

Net Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	11	2,626,393	8.83	238,763	727	57.91
5.000 - 5.499	11	2,017,352	6.78	183,396	722	58.56
5.500 - 5.999	22	2,802,953	9.42	127,407	712	43.57
6.000 - 6.499	56	8,767,248	29.47	156,558	729	40.45
6.500 - 6.999	49	10,444,029	35.11	213,143	705	45.30
7.000 - 7.499	9	1,611,909	5.42	179,101	640	48.63
7.500 - 7.999	4	617,954	2.08	154,489	713	59.60
8.000 - 8.499	3	343,027	1.15	114,342	590	57.08
8.500 - 8.999	4	250,845	0.84	62,711	588	35.57
9.000 - 9.499	2	266,807	0.90	133,403	522	74.56
Total:	171	29,748,517	100.00	173,968	710	46.51

Remaining Term

Remaining Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	118	14,653,080	49.26	124,179	716	37.18
121 - 132	5	896,355	3.01	179,271	724	49.56
133 - 144	21	7,931,432	26.66	377,687	701	51.65
145 - 156	9	1,463,158	4.92	162,573	742	53.29
157 - 168	7	2,756,273	9.27	393,753	708	60.77
169 - 180	6	1,170,735	3.94	195,123	698	64.80
205 - 216	1	121,044	0.41	121,044	0	40.35
253 - 264	1	154,915	0.52	154,915	559	82.02
289 - 300	1	96,661	0.32	96,661	522	76.71
301 - 312	1	170,146	0.57	170,146	0	73.34
325 - 336	1	334,719	1.13	334,719	661	77.84
Total:	171	29,748,517	100.00	173,968	710	46.51

VI.                 Collateral details:  group 2 collateral tableS

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	82	17,002,933	17.89	207,353	71.67
621 - 639	24	5,917,683	6.23	246,570	76.00
640 - 659	14	3,706,740	3.90	264,767	75.97
660 - 679	25	8,052,359	8.47	322,094	70.69
680 - 699	24	6,067,997	6.39	252,833	77.21
700 - 719	23	8,072,262	8.49	350,968	69.44
720 - 739	31	7,616,360	8.02	245,689	68.03
740 - 759	37	14,249,740	15.00	385,128	63.73
760 - 779	37	12,174,010	12.81	329,027	66.28
780 - 799	33	9,051,345	9.53	274,283	64.26
800 >=	12	3,112,696	3.28	259,391	64.26
Total:	342	95,024,126	100.00	277,848	69.06

Mortgage Rates

Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	8	972,028	1.02	121,504	645	66.63
5.000 - 5.499	9	3,023,570	3.18	335,952	719	69.65
5.500 - 5.999	30	8,524,300	8.97	284,143	709	71.28
6.000 - 6.499	57	11,335,563	11.93	198,870	701	72.20
6.500 - 6.999	105	27,595,772	29.04	262,817	708	69.43
7.000 - 7.499	133	43,572,893	45.85	327,616	696	67.57
Total:	342	95,024,126	100.00	277,848	702	69.06

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	65	3,710,203	3.90	57,080	664	69.80
100,000.01 - 200,000.00	66	7,777,129	8.18	117,835	674	74.80
200,000.01 - 300,000.00	29	7,079,218	7.45	244,111	670	77.50
300,000.01 - 400,000.00	91	30,275,470	31.86	332,697	704	70.48
400,000.01 - 500,000.00	55	22,872,778	24.07	415,869	712	68.08
500,000.01 - 600,000.00	19	10,152,178	10.68	534,325	717	67.37
600,000.01 - 700,000.00	9	5,477,521	5.76	608,613	709	64.07
700,000.01 - 800,000.00	1	711,429	0.75	711,429	665	67.76
800,000.01 - 900,000.00	1	794,061	0.84	794,061	749	27.38
900,000.01 - 1,000,000.00	3	2,661,274	2.80	887,091	657	66.21
1,100,000.01 - 1,200,000.00	2	2,229,360	2.35	1,114,680	749	55.79
1,200,000.01 - 1,300,000.00	1	1,283,505	1.35	1,283,505	742	59.75
Total:	342	95,024,126	100.00	277,848	702	69.06

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	50	16,070,607	16.91	321,412	722	45.21
60.001 - 65.000	14	4,969,803	5.23	354,986	675	59.47
65.001 - 70.000	30	9,728,942	10.24	324,298	715	64.33
70.001 - 75.000	41	13,143,680	13.83	320,578	734	68.67
75.001 - 80.000	124	36,009,261	37.89	290,397	692	73.61
80.001 - 85.000	11	2,675,508	2.82	243,228	705	79.66
85.001 - 90.000	27	6,784,098	7.14	251,263	680	85.22
90.001 - 95.000	19	2,777,811	2.92	146,201	664	90.37
95.001 >=	26	2,864,416	3.01	110,170	631	107.93
Total:	342	95,024,126	100.00	277,848	702	69.06

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.00	91	22,643,748	23.83	248,832	717
60.01 - 65.00	23	8,012,083	8.43	348,351	710
65.01 - 70.00	39	11,368,761	11.96	291,507	719
70.01 - 75.00	59	18,457,636	19.42	312,841	696
75.01 - 80.00	63	21,292,174	22.41	337,971	697
80.01 - 85.00	15	3,171,579	3.34	211,439	679
85.01 - 90.00	21	5,338,766	5.62	254,227	679
90.01 - 95.00	10	1,782,402	1.88	178,240	686
95.01 >=	21	2,956,976	3.11	140,808	635
Total:	342	95,024,126	100.00	277,848	702

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	77	30,950,918	32.57	401,960	721	63.73
NY	32	10,662,644	11.22	333,208	693	71.14
WA	50	9,207,783	9.69	184,156	709	69.76
TX	22	5,203,781	5.48	236,536	654	70.76
IL	11	3,474,738	3.66	315,885	672	85.44
VA	9	3,284,321	3.46	364,925	703	57.02
CO	8	3,178,993	3.35	397,374	715	71.42
NJ	10	2,965,718	3.12	296,572	682	67.06
GA	8	2,874,322	3.02	359,290	672	75.04
FL	17	2,330,032	2.45	137,061	671	83.21
Other	98	20,890,877	21.98	213,172	698	72.14
Total:	342	95,024,126	100.00	277,848	702	69.06

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	18	4,449,720	4.68	247,207	705	52.01
Cash Out Refinance	62	21,983,717	23.13	354,576	699	65.40
Construction	18	2,911,920	3.06	161,773	738	70.67
Home Improvement	1	293,004	0.31	293,004	549	77.11
Purchase	175	43,408,903	45.68	248,051	701	73.75
Rate/Term Refinance	68	21,976,862	23.13	323,189	704	66.27
Total:	342	95,024,126	100.00	277,848	702	69.06

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	243	77,142,194	81.18	317,458	705	69.82
No Doc/NINA	4	596,888	0.63	149,222	670	134.25
No Ratio/NORA	1	297,535	0.31	297,535	735	55.61
Other	80	11,124,562	11.71	139,057	692	59.82
Reduced Doc/Low Doc/Express/Stated	14	5,862,947	6.17	418,782	672	69.99
Total:	342	95,024,126	100.00	277,848	702	69.06

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	16	1,589,164	1.67	99,323	717	67.32
Investor Property	13	1,526,449	1.61	117,419	733	65.29
Primary Residency	303	88,856,711	93.51	293,256	700	69.41
Second/Vacation Home	10	3,051,802	3.21	305,180	734	61.51
Total:	342	95,024,126	100.00	277,848	702	69.06

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	7	1,247,927	1.31	178,275	671	74.85
2-4 Family	27	8,697,150	9.15	322,117	701	75.85
Condominium	17	2,451,176	2.58	144,187	708	65.08
PUD	31	13,106,463	13.79	422,789	708	70.16
Single Family Residence	260	69,521,410	73.16	267,390	701	68.06
Total:	342	95,024,126	100.00	277,848	702	69.06

Seasoning

Seasoning (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	72	19,139,084	20.14	265,821	683	78.28
25 - 36	43	17,882,278	18.82	415,867	713	66.01
37 - 48	84	32,564,241	34.27	387,670	720	69.65
49 - 60	3	872,140	0.92	290,713	719	55.90
61 - 72	16	2,451,235	2.58	153,202	649	73.31
73 - 84	32	10,313,381	10.85	322,293	664	65.28
85 - 96	6	463,045	0.49	77,174	643	68.40
97 >=	86	11,338,722	11.93	131,846	709	60.20
Total:	342	95,024,126	100.00	277,848	702	69.06

Original Term

Original Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
181 - 192	5	172,804	0.18	34,561	712	25.20
193 - 204	4	211,946	0.22	52,986	760	24.87
205 - 216	2	147,785	0.16	73,892	749	47.02
217 - 228	1	41,999	0.04	41,999	778	17.14
229 - 240	4	548,360	0.58	137,090	742	59.38
241 - 252	1	47,203	0.05	47,203	795	62.52
253 - 264	1	18,565	0.02	18,565	712	34.38
277 - 288	1	330,173	0.35	330,173	782	62.30
289 - 300	2	499,386	0.53	249,693	574	65.49
301 - 312	4	226,478	0.24	56,619	741	55.43
313 - 324	1	56,063	0.06	56,063	732	46.72
325 - 336	3	316,903	0.33	105,634	665	70.70
337 - 348	11	2,033,451	2.14	184,859	700	70.50
349 - 360	296	89,348,882	94.03	301,854	702	69.44
373 - 384	2	410,619	0.43	205,310	622	80.16
385 - 396	1	147,031	0.15	147,031	688	68.39
397 - 408	2	322,966	0.34	161,483	728	53.91
445 - 456	1	143,511	0.15	143,511	711	66.75
Total:	342	95,024,126	100.00	277,848	702	69.06

Net Mortgage Rates

Net Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 4.999	11	2,111,113	2.22	191,919	688	69.83
5.000 - 5.499	22	6,553,866	6.90	297,903	723	67.75
5.500 - 5.999	55	12,226,341	12.87	222,297	689	75.50
6.000 - 6.499	84	19,691,894	20.72	234,427	709	69.65
6.500 - 6.999	170	54,440,912	57.29	320,241	700	67.51
Total:	342	95,024,126	100.00	277,848	702	69.06

Remaining Term

Remaining Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	18	841,698	0.89	46,761	747	25.33
121 - 132	2	307,646	0.32	153,823	779	47.35
133 - 144	2	116,132	0.12	58,066	730	56.33
145 - 156	5	952,601	1.00	190,520	678	57.72
157 - 168	4	548,989	0.58	137,247	767	60.05
169 - 180	3	506,908	0.53	168,969	775	55.18
181 - 192	2	414,051	0.44	207,026	747	55.56
193 - 204	1	169,192	0.18	169,192	0	51.27
205 - 216	5	829,287	0.87	165,857	778	59.37
217 - 228	18	3,822,337	4.02	212,352	674	67.52
229 - 240	17	3,715,798	3.91	218,576	711	56.87
241 - 252	10	1,545,637	1.63	154,564	705	66.92
253 - 264	30	3,082,965	3.24	102,766	686	66.10
265 - 276	4	1,407,442	1.48	351,861	672	59.37
277 - 288	32	9,717,669	10.23	303,677	680	70.66
289 - 300	10	2,496,414	2.63	249,641	658	75.62
301 - 312	18	6,551,056	6.89	363,948	716	62.98
313 - 324	67	27,583,257	29.03	411,690	716	68.75
325 - 336	30	12,846,023	13.52	428,201	710	69.20
337 - 348	23	6,728,501	7.08	292,544	677	76.48
349 - 360	41	10,840,522	11.41	264,403	686	80.82
Total:	342	95,024,126	100.00	277,848	702	69.06

VII.               Collateral details:  group 3 collateral tableS

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 620	116	16,416,951	28.11	141,525	73.58
621 - 639	21	4,837,619	8.28	230,363	74.15
640 - 659	24	5,083,139	8.70	211,797	68.38
660 - 679	17	3,918,663	6.71	230,510	67.90
680 - 699	20	6,242,280	10.69	312,114	69.98
700 - 719	23	7,728,385	13.23	336,017	66.63
720 - 739	12	4,310,154	7.38	359,180	71.16
740 - 759	9	2,003,566	3.43	222,618	67.14
760 - 779	19	7,066,649	12.10	371,929	64.33
780 - 799	5	788,371	1.35	157,674	71.94
800 >=	1	15,966	0.03	15,966	33.26
Total:	267	58,411,744	100.00	218,771	69.91

Mortgage Rates

Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
7.000 - 7.499	39	15,500,065	26.54	397,438	682	68.27
7.500 - 7.999	91	27,918,705	47.80	306,799	677	69.71
8.000 - 8.499	29	4,485,969	7.68	154,689	607	73.51
8.500 - 8.999	28	4,971,189	8.51	177,542	624	74.10
9.000 - 9.499	18	2,401,461	4.11	133,415	599	71.49
9.500 - 9.999	21	1,488,295	2.55	70,871	577	75.13
10.000 - 10.499	8	452,579	0.77	56,572	565	78.23
10.500 - 10.999	17	735,173	1.26	43,245	672	55.33
11.000 - 11.499	2	105,601	0.18	52,801	661	41.72
11.500 - 11.999	3	96,204	0.16	32,068	629	61.05
12.000 - 12.499	3	104,165	0.18	34,722	590	62.47
12.500 - 12.999	1	14,698	0.03	14,698	754	24.50
13.000 - 13.499	3	66,248	0.11	22,083	647	41.15
13.500 - 13.999	2	34,874	0.06	17,437	664	36.61
14.000 >=	2	36,517	0.06	18,258	622	44.42
Total:	267	58,411,744	100.00	218,771	662	69.91

Original Mortgage Loan Principal Balances

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0.01 - 100,000.00	107	5,128,095	8.78	47,926	618	71.89
100,000.01 - 200,000.00	37	4,169,842	7.14	112,698	597	74.64
200,000.01 - 300,000.00	24	5,517,515	9.45	229,896	613	71.75
300,000.01 - 400,000.00	50	16,973,645	29.06	339,473	666	71.75
400,000.01 - 500,000.00	21	8,911,932	15.26	424,378	669	70.78
500,000.01 - 600,000.00	14	7,244,340	12.40	517,453	676	69.59
600,000.01 - 700,000.00	6	3,556,506	6.09	592,751	682	65.29
700,000.01 - 800,000.00	3	2,139,536	3.66	713,179	714	61.36
800,000.01 - 900,000.00	2	1,576,371	2.70	788,185	711	58.65
900,000.01 - 1,000,000.00	2	2,128,403	3.64	1,064,202	768	64.67
1,000,000.01 - 1,100,000.00	1	1,065,558	1.82	1,065,558	666	59.20
Total:	267	58,411,744	100.00	218,771	662	69.91

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 60.000	32	7,748,556	13.27	242,142	688	49.82
60.001 - 65.000	6	3,221,386	5.51	536,898	669	59.92
65.001 - 70.000	28	9,529,633	16.31	340,344	692	66.59
70.001 - 75.000	29	7,818,270	13.38	269,596	656	68.15
75.001 - 80.000	60	17,052,828	29.19	284,214	671	73.21
80.001 - 85.000	4	521,850	0.89	130,462	580	77.77
85.001 - 90.000	45	7,314,534	12.52	162,545	624	83.65
90.001 - 95.000	35	3,439,530	5.89	98,272	594	80.93
95.001 >=	28	1,765,156	3.02	63,041	628	87.64
Total:	267	58,411,744	100.00	218,771	662	69.91

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 60.00	71	12,435,321	21.29	175,145	683
60.01 - 65.00	26	5,959,072	10.20	229,195	661
65.01 - 70.00	39	9,754,105	16.70	250,105	666
70.01 - 75.00	38	11,394,642	19.51	299,859	678
75.01 - 80.00	32	9,402,492	16.10	293,828	661
80.01 - 85.00	20	2,448,848	4.19	122,442	596
85.01 - 90.00	23	4,247,262	7.27	184,664	621
90.01 - 95.00	15	2,531,252	4.33	168,750	614
95.01 >=	3	238,749	0.41	79,583	639
Total:	267	58,411,744	100.00	218,771	662

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
CA	50	15,003,943	25.69	300,079	688	68.66
NY	33	6,005,699	10.28	181,991	621	69.41
TX	47	4,453,595	7.62	94,757	627	69.42
FL	16	3,214,876	5.50	200,930	663	65.08
PA	11	3,001,519	5.14	272,865	655	72.32
WA	11	2,369,776	4.06	215,434	696	64.58
OR	7	2,239,892	3.83	319,985	672	81.24
NJ	6	1,767,811	3.03	294,635	656	64.08
MI	9	1,526,875	2.61	169,653	622	74.44
MO	4	1,472,447	2.52	368,112	636	65.38
Other	73	17,355,311	29.71	237,744	665	71.54
Total:	267	58,411,744	100.00	218,771	662	69.91

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	14	1,296,740	2.22	92,624	616	61.35
Cash Out Refinance	51	16,081,676	27.53	315,327	682	65.93
Construction	2	1,292,891	2.21	646,445	759	75.06
Home Improvement	4	848,397	1.45	212,099	574	76.47
Purchase	156	27,895,687	47.76	178,819	648	72.98
Rate/Term Refinance	40	10,996,353	18.83	274,909	667	67.88
Total:	267	58,411,744	100.00	218,771	662	69.91

Mortgage Loan Documentation Types

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Doc/Alt/Streamline	136	38,582,626	66.05	283,696	677	71.33
No Doc/NINA	6	874,990	1.50	145,832	578	65.01
No Ratio/NORA	5	1,507,239	2.58	301,448	651	67.45
Other	90	7,174,896	12.28	79,721	604	67.44
Reduced Doc/Low Doc/Express/Stated	30	10,271,993	17.59	342,400	651	66.97
Total:	267	58,411,744	100.00	218,771	662	69.91

Occupancy Types

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	11	976,468	1.67	88,770	584	69.66
Investor Property	18	2,303,139	3.94	127,952	676	72.39
Primary Residency	229	52,790,788	90.38	230,527	661	69.91
Second/Vacation Home	9	2,341,349	4.01	260,150	702	67.52
Total:	267	58,411,744	100.00	218,771	662	69.91

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Unknown	1	171,913	0.29	171,913	0	59.30
2-4 Family	11	1,236,518	2.12	112,411	627	74.64
Condominium	12	2,310,259	3.96	192,522	725	69.46
Housing Cooperative	4	144,294	0.25	36,073	601	64.00
PUD	9	3,624,998	6.21	402,778	667	71.47
Single Family Residence	230	50,923,762	87.18	221,408	660	69.76
Total:	267	58,411,744	100.00	218,771	662	69.91

Seasoning

Seasoning (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 24	13	2,366,242	4.05	182,019	687	77.70
25 - 36	16	5,338,594	9.14	333,662	643	69.73
37 - 48	66	26,180,744	44.82	396,678	679	69.24
49 - 60	20	3,245,418	5.56	162,271	616	77.71
61 - 72	18	4,155,755	7.11	230,875	661	68.62
73 - 84	36	9,733,151	16.66	270,365	663	72.01
85 - 96	7	751,551	1.29	107,364	602	83.09
97 >=	91	6,640,289	11.37	72,970	626	62.20
Total:	267	58,411,744	100.00	218,771	662	69.91

Original Term

Original Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
229 - 240	4	773,890	1.32	193,472	631	66.76
277 - 288	1	90,269	0.15	90,269	714	50.15
289 - 300	1	55,614	0.10	55,614	643	43.13
313 - 324	1	82,290	0.14	82,290	625	43.94
325 - 336	1	15,966	0.03	15,966	814	33.26
337 - 348	3	2,170,852	3.72	723,617	764	64.25
349 - 360	255	55,123,186	94.37	216,169	658	70.24
373 - 384	1	99,677	0.17	99,677	637	94.93
Total:	267	58,411,744	100.00	218,771	662	69.91

Net Mortgage Rates

Net Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
7.000 - 7.499	119	40,454,163	69.26	339,951	677	68.94
7.500 - 7.999	38	7,076,759	12.12	186,230	648	73.12
8.000 - 8.499	27	5,046,108	8.64	186,893	629	75.17
8.500 - 8.999	17	2,311,069	3.96	135,945	590	69.09
9.000 - 9.499	18	1,502,971	2.57	83,498	571	77.66
9.500 - 9.999	14	771,548	1.32	55,111	573	71.63
10.000 - 10.499	15	640,834	1.10	42,722	671	52.97
10.500 - 10.999	5	255,586	0.44	51,117	660	55.12
11.000 - 11.499	2	58,629	0.10	29,315	632	61.05
11.500 - 11.999	4	141,740	0.24	35,435	603	62.47
12.000 - 12.499	1	14,698	0.03	14,698	754	24.50
12.500 - 12.999	3	66,248	0.11	22,083	647	41.15
13.000 - 13.499	2	34,874	0.06	17,437	664	36.61
14.000 >=	2	36,517	0.06	18,258	622	44.42
Total:	267	58,411,744	100.00	218,771	662	69.91

Remaining Term

Remaining Term (months)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	47	1,893,478	3.24	40,287	656	47.31
121 - 132	1	40,999	0.07	40,999	619	68.33
133 - 144	6	210,369	0.36	35,061	594	67.88
145 - 156	6	401,968	0.69	66,995	660	62.58
157 - 168	10	1,044,131	1.79	104,413	596	68.35
169 - 180	5	232,495	0.40	46,499	612	63.39
181 - 192	2	376,393	0.64	188,197	700	64.73
193 - 204	3	504,406	0.86	168,135	714	70.51
205 - 216	4	884,550	1.51	221,137	631	60.35
217 - 228	1	73,827	0.13	73,827	592	82.03
229 - 240	7	1,595,385	2.73	227,912	591	67.63
241 - 252	8	1,403,518	2.40	175,440	711	71.30
253 - 264	9	2,135,748	3.66	237,305	687	67.41
265 - 276	11	2,463,066	4.22	223,915	637	69.42
277 - 288	34	8,693,826	14.88	255,701	658	72.75
289 - 300	11	2,569,956	4.40	233,632	656	76.94
301 - 312	20	4,592,036	7.86	229,602	644	65.32
313 - 324	59	23,269,883	39.84	394,405	669	70.58
325 - 336	14	5,079,747	8.70	362,839	693	74.23
337 - 348	2	146,050	0.25	73,025	587	82.92
349 - 360	7	799,913	1.37	114,273	621	76.59
Total:	267	58,411,744	100.00	218,771	662	69.91

ViI. CONTACTS

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	john.p.graham@csfb.com
Tim Kuo Vice President	212-538-3309	212-743-5421	tim.kuo@csfb.com
Bruce Kaiserman Vice President	212-538-1962	917-326-7936	bruce.kaiserman@csfb.com

Collateral Analysis
Contact	Phone	Fax	e-mail
Mark Roszko Director	212-325-4763	212-325-8334	mark.roszko@csfb.com
Jason Savage Associate	212-538-4829	212-743-4712	jason.savage@csfb.com